EXHIBIT 99.1

II-VI Incorporated Reports Fiscal Year 2018 Third Quarter Earnings

  Record Revenues of $295M Increased 20% Compared to Q3FY17
  Record Bookings and Backlog Signal Strengthening Core Markets

PITTSBURGH, May 01, 2018 (GLOBE NEWSWIRE) -- II-VI Incorporated (Nasdaq:IIVI) ("II-VI" or the "Company") today reported results for its third fiscal quarter ended March 31, 2018.

“Our third quarter was marked by strong bookings, revenue and earnings from our core markets of industrial, communications and military with solid contributions from our newer growth markets,” said Dr. Vincent D. (Chuck) Mattera, Jr., President and Chief Executive Officer.  “Our CO2 laser optics and EUV (extreme ultraviolet) lithography components businesses had another record quarter, and our optical communications business had 36% sequential growth in bookings.  Silicon carbide substrates shipments grew 60% over the same quarter last year, 24% sequentially. For 3D sensing, we are excited about our positioning and we continue to see our market opportunities growing.  Overall, with our consolidated book to bill ratio at 1.13 and our record backlog of $442 million, we expect our fourth quarter to be a good finish to the year.”

“Our year to date cash flow from operations increased 45% from the same period last year,” said Mary Jane Raymond, Chief Financial Officer.  “Our reported EPS of $0.45 per share includes $0.09 per share or $6.5 million of tax benefits for the revisions of provisional amounts recognized in Q2 FY18 for the impact of tax reform.  The adjusted EPS of $0.36 per share, when compared on the same basis to our guidance, was negatively affected by $0.02 per share due to the weaker U.S. dollar and $0.03 due to a higher tax rate as a result of changes in the mix of FY18 income worldwide."

Table 1
$ Millions, except per share amounts, % and Book to Bill
(Unaudited)

	Three Months Ended			Nine Months Ended

	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2018	2017	2017	2018	2017

Revenues	$294.7	$281.5	$245.0	$837.7	$698.3

Operating income	$34.8	$32.5	$29.0	$97.1	$79.8

Net earnings	$30.1	$9.6	$22.4	$60.8	$62.6
Adjusted net earnings (1)	$23.6	$25.4	$22.4	$70.1	$62.6

Diluted earnings per share	$0.45	$0.15	$0.35	$0.93	$0.97
Adjusted diluted earnings per share (1)	$0.36	$0.39	$0.35	$1.08	$0.97

Other Selected Financial Metrics
Book to Bill (2)	1.13	1.05	1.15	1.05	1.14
Gross margin	40.2%	38.9%	39.9%	39.8%	40.0%

Operating margin	11.8%	11.5%	11.8%	11.6%	11.4%

Return on sales	10.2%	3.4%	9.2%	7.3%	9.0%
Adjusted return on sales (1)	8.0%	9.0%	9.2%	8.4%	9.0%

(1) Excludes the impact of the Tax Cuts and Jobs Act in fiscal year 2018. See Tables 8 and 9 for Reconciliation of Reported Earnings to Adjusted Net Earnings.
(2) Book to Bill is calculated by dividing orders the company expects to convert to revenue within the next twelve months by revenues recognized during the period.

Outlook

The outlook for the fourth fiscal quarter ending June 30, 2018 is revenues of $295 million to $305 million and earnings per diluted share of $0.37 to $0.43.  This is all at prevailing exchange rates.  Comparable results for the quarter ended June 30, 2017 were revenues of $274 million and diluted earnings per share of $0.50. The $0.50 diluted earnings per share for the quarter ended June 30, 2017 included $0.04 of one-time favorable items relating to the acquisition of IPI and other year-end adjustments. As discussed in more detail below, actual results may differ from these forecasts due to various factors including, but not limited to, changes in product demand, competition and general economic conditions.

Segment Information

Operating income is defined as earnings before income taxes, interest expense and other expense or income, net.

Table 2
Segment Book to Bill, Revenues, Operating Income and Margins
$ Millions, except % and Book to Bill
(Unaudited)
	Three Months Ended			Nine Months Ended

	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2018	2017	2017	2018	2017
Book to Bill:
II-VI Laser Solutions	1.09	1.11	1.27	1.09	1.11
II-VI Photonics	1.08	0.96	1.00	0.94	1.15
II-VI Performance Products	1.28	1.09	1.25	1.17	1.20
Total Book to Bill	1.13	1.05	1.15	1.05	1.14

Revenues:
II-VI Laser Solutions	$109.8	$109.8	$83.6	$312.9	$244.4
II-VI Photonics	116.8	110.5	109.1	337.9	305.8
II-VI Performance Products	68.1	61.2	52.3	186.9	148.1
Total Revenues	$294.7	$281.5	$245.0	$837.7	$698.3

Operating Income:
II-VI Laser Solutions	$9.9	$9.5	$8.3	$22.7	$22.6
II-VI Photonics	16.7	16.9	15.9	53.1	45.7
II-VI Performance Products	8.2	6.1	4.8	21.3	11.5
Total Operating Income	$34.8	$32.5	$29.0	$97.1	$79.8

Operating Margin:
II-VI Laser Solutions	9.0%	8.7%	9.9%	7.3%	9.2%
II-VI Photonics	14.3%	15.3%	14.6%	15.7%	14.9%
II-VI Performance Products	12.0%	10.0%	9.2%	11.4%	7.8%
Total Operating Margin	11.8%	11.5%	11.8%	11.6%	11.4%

Table 3 is a reconciliation of Operating Income reported in this press release to reported Net Earnings.

Table 3
Reconciliation of Operating Income to Net Earnings
$ Millions
(Unaudited)	Three Months Ended			Nine Months Ended

	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2018	2017	2017	2018	2017

Operating income	$34.8	$32.5	$29.0	$97.1	$79.8
Interest expense	5.0	4.7	1.9	13.3	4.5
Other expense (income), net	(1.5)	(2.0)	(2.1)	(4.2)	(9.6)
Income taxes	1.2	20.2	6.8	27.2	22.3
Net Earnings	$30.1	$9.6	$22.4	$60.8	$62.6

Table 4 is a reconciliation of Operating Income reported in this press release to EBITDA.

Table 4
Reconciliation of Operating Income to EBITDA
$ Millions
(Unaudited)	Three Months Ended			Nine Months Ended

	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2018	2017	2017	2018	2017

Operating income	$34.8	$32.5	$29.0	$97.1	$79.8
Depreciation and amortization	19.8	19.4	14.9	58.1	44.7
Other income (expense)	1.5	2.0	2.1	4.2	9.6
EBITDA (3)	$56.1	$53.9	$46.0	$159.4	$134.1

Table 5 is a reconciliation of EBITDA reported in this press release to reported Net Earnings.

Table 5
Reconciliation of EBITDA to Net Earnings
$ Millions
(Unaudited)	Three Months Ended			Nine Months Ended

	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2018	2017	2017	2018	2017

EBITDA	$56.1	$53.9	$46.0	$159.4	$134.1
EBITDA margin (4)	19.0%	19.1%	18.8%	19.0%	19.2%
Interest expense	$5.0	$4.7	$1.9	$13.3	$4.5
Depreciation and amortization	19.8	19.4	14.9	58.1	44.7
Income taxes	1.2	20.2	6.8	27.2	22.3
Net Earnings	$30.1	$9.6	$22.4	$60.8	$62.6

(3) EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.
(4) EBITDA margin is defined as earnings before interest, income taxes, depreciation and amortization divided by revenues.

Table 6 is a table of other selected financial information.

Table 6
$ Millions, except share information
(Unaudited)	Three Months Ended			Nine Months Ended

	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2018	2017	2017	2018	2017

Share-based compensation expense, pre-tax	$3.6	$5.4	$4.5	$15.3	$12.5
Cash paid for shares repurchased through the Company’s share repurchase program	$-	$-	$-	$49.9	$-
Shares repurchased through the Company’s share repurchase program	-	-	-	1,414,900	-

Table 7 is a reconciliation of Earnings Per Share under the If Converted Method to account for the Company’s convertible debt.

Table 7
Earnings Per Share Reconciliation
($000 except per share data)
(Unaudited)	Three Months Ended			Nine Months Ended

	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2018	2017	2017	2018	2017

Net Earnings	$30,098	$9,596	$22,430	$60,835	$62,627
Interest Expense, net of taxes, on 0.25% Convertible Senior Notes due 2022	2,520	-	-	-	-
Numerator for diluted income per share	$32,618	$9,596	$22,430	$60,835	$62,627

Denominator for basic income per share - weighted average shares	62,427	62,302	62,807	62,491	62,403
Dilutive effect of common stock equivalents	2,624	2,736	2,203	2,633	1,930
0.25% Convertible Senior Notes due 2022	7,331	-	-	-	-
Denominator for diluted income per share	72,382	65,038	65,010	65,124	64,333
Diluted earnings per common share	$0.45	$0.15	$0.35	$0.93	$0.97
Basic earnings per common share	$0.48	$0.15	$0.36	$0.97	$1.00

Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Tuesday, May 1, 2018 to discuss these results. The conference call will be broadcast live over the internet and can be accessed by all interested parties from the Company's website at www.ii-vi.com as well as at http://tinyurl.com/ybympbaj. A replay of the webcast will be available for two weeks following the call.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company's management uses these measurements as an aid in monitoring the Company's on-going financial performance. The adjusted non-GAAP net earnings and the adjusted non-GAAP earnings per share measure the earnings of the Company, excluding non-recurring or unusual items that are considered by the management to be outside the Company’s standard operation. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance that items excluded from the non-GAAP financial measures will not occur in the future, or that there could be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in the industrial, optical communications, military, life sciences, semiconductor equipment, and consumer markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to enable our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company's performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other "Risk Factors" discussed in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2017; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company's ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; (vii) our ability to achieve the anticipated benefits of capital investments that we make; (viii) the Company's ability to devise and execute strategies to respond to market conditions; and/or (ix) risks related to the recent U.S. tax legislation and the Company’s continuing analysis of its impact on the Company. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2018	2017	2017

Revenues	$294,746	$281,470	$244,987

Costs, Expenses & Other Expense (Income)
Cost of goods sold	176,361	172,037	147,277
Internal research and development	30,560	27,764	25,380
Selling, general and administrative	53,087	49,122	43,291
Interest expense	5,014	4,644	1,936
Other expense (income), net	(1,496)	(1,965)	(2,164)
Total Costs, Expenses, & Other Expense (Income)	263,526	251,602	215,720

Earnings Before Income Taxes	31,220	29,868	29,267

Income Taxes	1,122	20,272	6,837

Net Earnings	$30,098	$9,596	$22,430

Diluted Earnings Per Share	$0.45	$0.15	$0.35

Basic Earnings Per Share	$0.48	$0.15	$0.36

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)

	Nine Months Ended
	March 31,	March 31,
	2018	2017

Revenues	$837,719	$698,329

Costs, Expenses & Other Expense (Income)
Cost of goods sold	503,926	418,754
Internal research and development	83,898	70,844
Selling, general and administrative	152,833	128,865
Interest expense	13,303	4,547
Other expense (income), net	(4,228)	(9,611)
Total Costs, Expenses, & Other Expense (Income)	749,732	613,399

Earnings Before Income Taxes	87,987	84,930

Income Taxes	27,152	22,303

Net Earnings	$60,835	$62,627

Diluted Earnings Per Share	$0.93	$0.97

Basic Earnings Per Share	$0.97	$1.00

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
($000)

	March 31,	June 30,
	2018	2017
Assets
Current Assets
Cash and cash equivalents	$263,244	$271,888
Accounts receivable	192,766	193,379
Inventories	249,548	203,695
Prepaid and refundable income taxes	7,116	6,732
Prepaid and other current assets	33,471	26,602
Total Current Assets	746,145	702,296
Property, plant & equipment, net	507,690	367,728
Goodwill	274,516	250,342
Other intangible assets, net	129,142	133,957
Investments	68,222	11,727
Deferred income taxes	2,618	3,023
Other assets	8,901	8,224
Total Assets	$1,737,234	$1,477,297

Liabilities and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$20,000	$20,000
Accounts payable	77,270	65,540
Accruals and other current liabilities	105,316	99,412
Total Current Liabilities	202,586	184,952
Long-term debt	430,992	322,022
Capital lease obligation	22,574	23,415
Deferred income taxes	27,046	15,345
Other liabilities	38,864	31,000
Total Liabilities	722,062	576,734
Total Shareholders' Equity	1,015,172	900,563
Total Liabilities and Shareholders’ Equity	$1,737,234	$1,477,297

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)
($000)

	Nine Months Ended
	March 31,
	2018	2017
Cash Flows from Operating Activities
Net cash provided by operating activities	$113,945	$78,372

Cash Flows from Investing Activities
Additions to property, plant & equipment	(116,477)	(99,135)
Purchases of businesses	(80,503)	(580)
Purchase of equity investment	(51,655)	-
Other investing activities	429	1,707
Net cash used in investing activities	(248,206)	(98,008)

Cash Flows from Financing Activities
Proceeds from issuance
Proceeds from issuance of 0.25% convertible senior notes due 2022	345,000	-
Proceeds from borrowings under Credit Facility	100,000	64,000
Payments on borrowings under Credit Facility	(277,000)	(20,000)
Purchases of treasury stock	(49,875)	-
Proceeds from exercises of stock options	8,836	14,625
Payments in satisfaction of employees' minimum tax obligations	(4,040)	(3,407)
Debt issuance costs	(10,061)	(1,384)
Net cash provided by financing activities	112,860	53,834

Effect of exchange rate changes on cash and cash equivalents	12,757	(5,062)

Net (decrease) increase in cash and cash equivalents	(8,644)	29,136

Cash and Cash Equivalents at Beginning of Period	271,888	218,445
Cash and Cash Equivalents at End of Period	$263,244	$247,581

Table 8
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)
(Unaudited)

	Three Months Ended

	Mar 31,	Dec 31,	Mar 31,
	2018	2017	2017

Reported Net Earnings	$30.1	$9.6	$22.4

Add back one-time items:

Impact of the "Tax Cuts and Jobs Act"	(6.5)	15.8	-

Adjusted Net Earnings	$23.6	$25.4	$22.4

Per share data:
Reported Earnings:
Earnings - Diluted Earnings Per Share	$0.45	$0.15	$0.35
Earnings - Basic Earnings Per Share	$0.48	$0.15	$0.36

Per share, After-Tax Impact of Adjustments on:
Adjustments - Diluted Earnings Per Share	$(0.09)	$0.24	$-
Adjustments - Basic Earnings Per Share	$(0.10)	$0.25	$-

Adjusted Earnings:
Adjusted Earnings - Diluted Earnings Per Share	$0.36	$0.39	$0.35
Adjusted Earnings - Basic Earnings Per Share	$0.38	$0.41	$0.36

Table 9
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)
(Unaudited)

	Nine Months Ended

	Mar 31,	Mar 31,
	2018	2017

Reported Earnings	$60.8	$62.6

Add back one-time items:

Impact of the "Tax Cuts and Jobs Act"	9.3	-

Adjusted Net Earnings	$70.1	$62.6

Per share data:
Reported Earnings:
Earnings - Diluted Earnings Per Share	$0.93	$0.97
Earnings - Basic Earnings Per Share	$0.97	$1.00

Per share, After-Tax Impact of Adjustments on:
Adjustments - Diluted Earnings Per Share	$0.14	$-
Adjustments - Basic Earnings Per Share	$0.15	$-

Adjusted Earnings:
Adjusted Earnings - Diluted Earnings Per Share	$1.08	$0.97
Adjusted Earnings - Basic Earnings Per Share	$1.12	$1.00

CONTACT:

Mark Lourie
Director, Corporate Communications
Mark.lourie@ii-vi.com
www.ii-vi.com